Exhibit 10.7

Conformed Copy

JMP CREDIT ADVISORS CLO III LTD.
CERTIFICATED SUBORDINATED NOTES SUBSCRIPTION AGREEMENT

BNP Paribas Securities Corp.
787 7th Avenue
New York, New York 10019
Attention: Fixed Income Structuring and Legal Department

Ladies and Gentlemen:

1.     Subscription. The undersigned (the undersigned and each person for whose account the undersigned is purchasing securities of the Issuer, the “Investor”) hereby subscribes for and agrees to purchase Subordinated Notes due 2025 (the “Subscribed Securities”) to be issued by JMP Credit Advisors CLO III Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Issuer”) which are to be offered by BNP Paribas Securities Corp., in its capacity as initial purchaser of the Subscribed Securities (the “Initial Purchaser”), in the aggregate principal amount and for the aggregate purchase price set forth on the signature page hereof, which purchase by the Investor will be made on the Closing Date (as defined in the final offering circular relating to the Subscribed Securities (the “Offering Circular”)). The Subscribed Securities are to be issued by the Issuer pursuant to the Indenture dated as of the Closing Date (the “Indenture”) among the Issuer, JMP Credit Advisors CLO III LLC, as co-issuer (the “Co-Issuer” and together with the Issuer, the “Co-Issuers”), and U.S. Bank National Association, as trustee (the “Trustee”). Capitalized terms used and not defined herein have the respective meanings specified in the Offering Circular.

The Investor acknowledges that this subscription (i) is irrevocable, (ii) is conditioned upon acceptance by the Issuer, the Initial Purchaser, the registrar under the Indenture (the “Registrar”) and the Trustee and may be accepted or rejected in whole or in part by the Initial Purchaser in its sole discretion, (iii) will expire if not accepted by the Initial Purchaser on or prior to the Closing Date and (iv) is subject only to delivery of the Offering Circular to the Investor.

2.     Representations, Warranties and Agreements by the Investor. To induce the Initial Purchaser and the Issuer to accept this subscription, the Investor represents, warrants and agrees as follows:

(a)

The Investor understands that such Subscribed Securities have not been and will not be registered under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future it decides to offer, resell, pledge or otherwise transfer the Subscribed Securities, such Subscribed Securities may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legends on such Subscribed Securities, including the requirement for written certifications. In particular, the Investor understands that the Subscribed Securities may be transferred only to a person that is (a) a “qualified purchaser” (as defined in the Investment Company Act), (b) a “Knowledgeable Employee,” as defined in Rule 3c5 promulgated under the Investment Company Act or (c) an entity owned exclusively by “qualified purchasers” or “Knowledgeable Employees”; and in the case of (a), (b) and (c) above that is either (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act that is not a broker dealer which owns and invests on a discretionary basis less than U.S.$25 million in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A under the Securities Act or a trust referred to in paragraph (a)(1)(i)(F) of Rule 144A under the Securities Act who purchases the Subscribed Securities in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder or (ii) an “accredited investor” meeting the requirements of Rule 501(a) of Regulation D under the Securities Act or (c) a person that is not a “U.S. person” as defined in Regulation S under the Securities Act, and is acquiring the Subscribed Securities in an offshore transaction (as defined in Regulation S thereunder) in reliance on the exemption from registration provided by Regulation S thereunder. It acknowledges that no representation is made as to the availability of any exemption under the Securities Act or any state or other securities laws for resale of the Subscribed Securities.

(b)

In connection with its purchase of the Subscribed Securities: (i) none of the Co-Issuers, the Initial Purchaser, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for it; (ii) the Investor is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Co-Issuers, the Initial Purchaser, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator or any of their respective affiliates other than any statements in the final Offering Circular for such Subscribed Securities; (iii) the Investor has read and understands the final Offering Circular for the Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Subscribed Securities are being issued and the risks to purchasers of the Subscribed Securities); (iv) the Investor has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Co-Issuers, the Initial Purchaser, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator or any of their respective affiliates; (v) the Investor will hold and transfer at least the minimum denomination of the Subscribed Securities; (vi) the Investor was not formed for the purpose of investing in the Subscribed Securities (except when each beneficial owner of such Person is a Qualified Purchaser); (vii) the Investor is a sophisticated investor and is purchasing the Subscribed Securities with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks; and (viii) the Investor has had access to such financial and other information concerning the Issuer and the Subscribed Securities as it has deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Subscribed Securities, including an opportunity to ask questions of and request information from the Issuer and the Collateral Manager.

(c)

(i) The Investor is either (A) a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and the rules thereunder, (B) a “Knowledgeable Employee” for purposes of Rule 3c-5 under the Investment Company Act and the rules thereunder or (C) an entity owned exclusively by “qualified purchasers” or “Knowledgeable Employees”, and in the case of (A), (B) and (C) above that is either (x) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act that is not a broker dealer which owns and invests on a discretionary basis less than U.S.$25 million in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A under the Securities Act or a trust referred to in paragraph (a)(1)(i)(F) of Rule 144A under the Securities Act who purchases the Subscribed Securities in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder or (y) an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act or (C) not a “U.S. person” as defined in Regulation S under the Securities Act and is acquiring the Subscribed Securities in an offshore transaction (as defined in Regulation S thereunder) in reliance on the exemption from registration provided by Regulation S thereunder; (ii) the Investor is acquiring such Subscribed Securities as principal solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act; (iii) the Investor is not a (A) partnership, (B) common trust fund, or (C) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made; (iv) the Investor agrees that it shall not hold any Subscribed Securities for the benefit of any other person, that it shall at all times be the sole beneficial owner thereof for purposes of the Investment Company Act and all other purposes and that it shall not sell participation interests in the Subscribed Securities or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distributions on the Subscribed Securities; (v) the Investor is acquiring its interest in the Subscribed Securities for its own account; and (vi) the Investor will hold and transfer at least the minimum denomination of the Subscribed Securities and provide notice of the relevant transfer restrictions to subsequent transferees.

(d)

The Investor has completed Section G of the attached Investor Questionnaire in which it makes certain representations, warranties and covenants regarding its status as a Benefit Plan Investor and a Controlling Person. Additionally, the Investor represents in Section G of the attached Investor Questionnaire that, on each day from the date on which it acquires its interest in a Subscribed Security through and including the date on which it disposes of its interest in such Subscribed Security, if it is, or is directly or indirectly acquiring or holding a Subscribed Security (or any interest therein) on behalf of or with assets of, a governmental, church, non-U.S. or other plan, or entity holding assets of such plans, (i) it is not subject to Similar Law and (ii) its acquisition, holding and disposition of such Subscribed Securities will not constitute or result in a non-exempt violation of any Other Plan Law.

(e)

The Investor agrees to treat the Issuer, the Co-Issuer, and the Subscribed Securities as described in the “Certain U.S. Federal Income Tax Considerations” section of the Offering Circular for all U.S. federal, state and local income tax purposes and to take no action inconsistent with such treatment unless required by law.

(f)

The Investor will timely furnish the Issuer, the Trustee, or any agent of the Issuer (including any Paying Agent) any U.S. federal income tax forms or certifications (such as an applicable IRS Form W-8, IRS Form W-9, or any successors to such IRS forms) that the Issuer or its agents (including any Paying Agent) may reasonably request, and any documentation, agreements, information, or certifications that are reasonably requested by the Issuer or its agents (including any Paying Agent) (i) to permit the Issuer or its agents to make payments to it without, or at a reduced rate of, deduction or withholding, (ii) to enable the Issuer or its agents to qualify for a reduced rate of withholding or deduction in any jurisdiction from or through which the Issuer or its agents receive payments, and (iii) to enable the Issuer or its agents to satisfy reporting and other obligations under the Code and Treasury Regulations and under any other applicable laws, and shall update or replace such documentation, agreements, information, or certifications as appropriate or in accordance with their terms or subsequent amendments, and acknowledges that the failure to provide, update or replace any such documentation, agreements, information, or certifications may result in the imposition of withholding or back-up withholding upon payments to such Investor. Amounts withheld pursuant to applicable tax laws will be treated as having been paid to the Investor by the Issuer.

(g)

The Investor will provide the Issuer, the Trustee or any other agent of the Issuer with any correct, complete and accurate information and will take any other actions that may be required for the Issuer to comply with FATCA and to prevent the imposition of U.S. federal withholding tax under FATCA on payments to or for the benefit of the Issuer. In the event the Investor fails to provide such information or take such actions, or to the extent that its ownership of Subscribed Securities would otherwise cause the Issuer to be subject to any tax under FATCA, (A) the Issuer (and any agent acting on its behalf including any Paying Agent) is authorized to withhold amounts otherwise distributable to such person as compensation for any amounts withheld from payments to or for the benefit of the Issuer as a result of such failure or such ownership, and (B) to the extent necessary to avoid an adverse effect on the Issuer as a result of such failure or such ownership, the Issuer will have the right to compel the Investor to sell its Subscribed Securities and, if such person does not sell its Subscribed Securities within 10 business days after notice from the Issuer or any agent of the Issuer, the Issuer will have the right to sell such Subscribed Securities at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account, in addition to other related costs and charges, any taxes incurred by the Issuer in connection with such sale) to such person as payment in full for such Subscribed Securities. The Issuer may also assign each such Subscribed Security a separate CUSIP or CUSIPs in the Issuer’s sole discretion. The Investor agrees that the Issuer, the Trustee or their agents or representatives may (1) provide any information and documentation concerning its investment in its Subscribed Securities to the Cayman Islands Tax Information Authority, the U.S. Internal Revenue Service and any other relevant tax authority and (2) take such other steps as they deem necessary or helpful to ensure that the Issuer complies with FATCA.

(h)	If the Investor is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it represents that either:

(i)	It is not a bank (within the meaning of Section 881(c)(3)(A)) or an affiliate of a bank;

(ii)

If it is a bank (within the meaning of Section 881(c)(3)(A)) or an affiliate of a bank, then after giving effect to its purchase of the Subscribed Securities, it (x) will not directly or indirectly own more than 33-1/3%, by number or value, of the aggregate of the Notes within such Class and any other Notes that are ranked pari passu with or are subordinated to such Subscribed Securities, and will not otherwise be related to the Issuer (within the meaning of Section 267(b) of the Code) and (y) has not purchased the Subscribed Securities in whole or in part to avoid any U.S. federal tax liability (including, without limitation, any U.S. withholding tax that would be imposed on the Subscribed Securities with respect to the Collateral Obligations if held directly by the initial purchaser or transferee); or

(iii)

It has provided an IRS Form W-8ECI representing that all payments received or to be received by it from the Issuer are effectively connected with the conduct of a trade or business in the United States and includible in its gross income.

(i)

The Investor shall not treat any income with respect to its Subscribed Securities as derived in connection with the Issuer’s active conduct of a banking, financing, insurance, or other similar business for purposes of Section 954(h)(2) of the Code.

(j)

The Investor agrees not to seek to commence in respect of the Issuer or the Co-Issuer, or cause the Issuer or Co-Issuer to commence, a bankruptcy proceeding before a year and a day has elapsed since the payment in full to the holders of the Notes issued pursuant to the Indenture or, if longer, the applicable preference period then in effect.

(k)

To the extent required by the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, the Investor understands that the Issuer may, upon notice to the Trustee, impose additional transfer restrictions on the Subscribed Securities to comply with the USA PATRIOT Act and other similar laws or regulations, including, without limitation, requiring each transferee of a Subscribed Security to make representations to the Issuer in connection with such compliance.

(l)

The Investor understands that the Issuer, the Trustee, the Initial Purchaser and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

(m)	The Investor is not a member of the public in the Cayman Islands.

3.     Tax Information. The Investor certifies under penalties of perjury that (i) the Investor’s name, taxpayer identification number (if any) and address provided in the Investor Questionnaire attached hereto are correct and (ii) the information contained in any IRS Form W-8 (and any appropriate attachments), IRS Form W-9, any successors to such forms, or any other tax-related form submitted to the Issuer is correct (which certification will be deemed to be repeated on any date on which any tax form is delivered to the Issuer after the date hereof). The Investor agrees in a timely manner to complete, execute, arrange for any required certification of (in each case accurately and in a manner reasonably satisfactory to the Issuer), and deliver to the Issuer or such governmental or taxing authority as the Issuer directs, any form, document or certificate that may be required or reasonably requested by the Issuer. The Investor further agrees to promptly inform the Issuer of any change in any such information previously provided to the Issuer or the Initial Purchaser and to execute a new form or other document with the correct information.

4.     Further Advice and Assurances. All information which the Investor has provided to the Issuer or any other Person in connection with the transactions contemplated by this Subscription Agreement, including the information in the attached Investor Questionnaire, is correct and complete as of the date hereof, and the Investor agrees to notify the Issuer and the Initial Purchaser immediately if any representation, warranty or information contained in this Subscription Agreement, including in the attached Investor Questionnaire, becomes untrue. The Investor agrees to provide such information and execute and deliver such documents as the Issuer or the Initial Purchaser may reasonably request from time to time to verify the accuracy of the Investor’s representations and warranties herein or to comply with any law or regulation to which the Issuer may be subject.

5.     Indemnity. The Investor acknowledges that each representation, warranty or agreement of the Investor contained in this Subscription Agreement or in any other document provided by the Investor will be relied upon by the Co-Issuers, the Initial Purchaser, the Collateral Manager, the Trustee, the Registrar and counsel of any of the foregoing, and the other holders of Notes issued by the Issuer for the purpose of determining, among other things, the eligibility of the Investor to purchase the Subscribed Securities, and hereby consents to such reliance. The Investor agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the Investor to purchase the Subscribed Securities. The Investor agrees to indemnify and hold harmless each such party and each of their respective affiliates from and against any claim, cost, loss, damage or liability to the extent due to or arising out of a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement or in any other document provided by the Investor to such parties in connection with the Investor’s investment in the Subscribed Securities (including, without limitation, as a result of the Investor’s being or being deemed to be a Benefit Plan Investor or a non-U.S., governmental or church plan that is subject to Similar Law, or a Controlling Person, if it represented or was deemed to represent otherwise).

6.     Delivery of Offering Circular. The Investor understands and agrees that, on or prior to the Closing Date, the Investor will be provided with the Offering Circular, the Investor shall have received, and shall have had an adequate opportunity to review the contents of, the Offering Circular prior to the funding of this subscription, and such funding by such Investor shall be deemed to be confirmation by such Investor that it has received, reviewed and approved of the Offering Circular. The Investor understands and agrees that the information contained in the Offering Circular is current as of the date thereof, and neither the Issuer nor the Initial Purchaser and/or any of their respective Affiliates is obligated to update such information for the benefit of any Investor during the term of the Subscribed Securities.

7.     Payment of Subscription Price. On the Closing Date (and in reliance upon the representations, warranties and agreements of the Investor contained herein), the Initial Purchaser shall cause the Issuer to cause Subscribed Securities in an aggregate principal amount equal to the amount set forth on the signature page hereof to be registered as directed by the Investor in the register maintained by the Registrar pursuant to the Indenture, and to have delivered to the Investor the Subscribed Securities, but only against delivery by the Investor of the amount of the Investor’s purchase price hereunder by wire transfer not later than one Business Day prior to the Closing Date to an account to be designated by the Initial Purchaser. If the Investor’s subscription is rejected in whole or in part, the amount rejected shall be returned promptly by wire transfer to an account designated by the Investor.

8.     Miscellaneous. This Subscription Agreement is not assignable by the Investor without the prior written consent of the Issuer and the Initial Purchaser. The representations and warranties made by the Investor in this Subscription Agreement shall survive the closing of the transactions contemplated hereby and any investigation made by the Issuer, the Collateral Manager or the Initial Purchaser. The attached Investor Questionnaire is an integral part of this Subscription Agreement and shall be deemed incorporated by reference herein. This Subscription Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument.

9.     Consent to Jurisdiction; Service of Process. The Investor hereby irrevocably submits to the exclusive jurisdiction of any U.S. federal or New York State court in the Borough of Manhattan, City of New York, and any appellate court from any of such courts, in any action arising out of or in relation to this Subscription Agreement, the Subscribed Securities, the Offering Circular and the transactions contemplated hereby or thereby. The Investor agrees that all claims and proceedings in respect of any such action may be heard and determined in any such U.S. federal or New York State court and, to the fullest extent permitted by applicable law, waives the defense of an inconvenient forum. The Investor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Investor irrevocably consents to service of process by personal delivery, certified mail, postage prepaid, or overnight courier, to its address specified in or pursuant to Section 12(c) below.

10.     Waiver of Jury Trial. THE INVESTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY (BUT NO OTHER JUDICIAL REMEDIES) IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT, THE SUBSCRIBED SECURITIES, THE OFFERING CIRCULAR AND THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

11.     Governing Law. THIS SUBSCRIPTION AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED IN ALL RESPECTS (WHETHER IN CONTRACT OR IN TORT) BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS.

12.     Notices. All statements, requests and notices given under or permitted by this Subscription Agreement shall be sufficient for every purpose hereunder if made, given or furnished in writing to and mailed (first class postage prepaid), hand delivered or sent by overnight courier service, telecopy or e-mail in legible form:

(a)     To the Issuer, addressed to the address set forth in the Indenture (with a copy to the Trustee, at its address set forth in the Indenture);

(b)     To the Initial Purchaser, addressed to it at BNP Paribas Securities Corp., 787 7th Avenue, New York, New York 10017. Attention: Fixed Income Structuring and Legal Department; and

(c)     To the Investor, at the address set forth on the Investor Questionnaire attached hereto or at any other address previously furnished in writing to the Registrar.

Delivery of any statement, request or notice made as provided above will be deemed effective: (1) if in writing and delivered in person or by overnight courier service, on the date it is delivered; (2) if sent by facsimile transmission, on the date that transmission is received by the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine); and (3) if sent by mail, on the date that mail is delivered or its delivery is attempted; in each case, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Business Day.

13.     Limited Recourse. The Subscribed Securities are limited recourse debt obligations of the Issuer, payable solely from amounts received in respect of the Assets pledged by the Issuer under the Indenture. If amounts received in respect of such Assets are insufficient to make payments on the Subscribed Securities in accordance with the Priority of Payments, no other assets will be available for payment of the deficiency and, following liquidation of all of such Assets, the obligation of the Issuer to pay such deficiency will be extinguished. The Investor understands that the Subscribed Securities are not deposits or other obligations of the Trustee or its affiliates or subsidiaries or any other financial institution, are not guaranteed by the Trustee or its affiliates or subsidiaries or any other financial institution, are not insured by the Federal Deposit Insurance Corporation or any other governmental agency, and are subject to investment risk, including possible loss of principal amount invested.

14.     Binding Effect; Benefit of Agreement. The Investor and the Initial Purchaser hereby agree that the Issuer is a third-party beneficiary of this Subscription Agreement and, except as otherwise provided herein, this Subscription Agreement shall be binding upon the parties hereto and inure to the benefit of the parties hereto and the Issuer and their respective successors, heirs, executors, legal representatives and transferees.

15.     Non-Petition. Notwithstanding any other provision of this Subscription Agreement, the Investor agrees not to institute against, or join any other Person in instituting against, the Issuer, the Co-Issuer or any Issuer Subsidiary any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under Cayman Islands bankruptcy laws, United States federal or state bankruptcy laws, or similar laws until at least one year and one day (or, if longer, the applicable preference period then in effect plus one day) after the payment in full of all amounts payable in respect of the Notes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Aggregate Principal Amount of Subscribed Securities:[1] U.S.$5,200,000	Aggregate Purchase Price of Subscribed Securities:[2] U.S.$4,680,000

JMP Credit Advisors LLC
(Name of Investor)

By: /s/ Renee Lefebvre
(Signature)

Renee Lefebvre, Managing Director
(Print Name and Title)

Date: September 26, 2014

1 The subscription hereunder must be in minimum denominations of U.S.$250,000 (or $25,000 for Knowledgeable Employees with respect to the Issuer) and integral multiples of $1.00 in excess thereof.

2 Expressed as a total dollar amount and not a percentage of par.

signature page

The Initial Purchaser by signing below hereby accepts the above application for subscription for the Subscribed Securities.

BNP PARIBAS SECURITIES CORP.,
as Initial Purchaser

By: /s/ Adnan A. Zuberi

       Name: Adnan A. Suberi
       Title: Managing Director

By: /s/ Ricardo Toro

       Name: Richardo Toro
       Title: Managing Director

Date: September 26, 2014

 signature page

INVESTOR QUESTIONNAIRE

Italicized terms are defined in Annex A attached to this Investor Questionnaire.

Please type or print legibly.

A.	General Information

	1. Name in which Subscribed Securities should be registered:	JMP Credit Advisors LLC

	2. Address for Notices:	JMP Credit Advisors LLC Attn: Renee Lefebvre 3440 Preston Ridge Road, Suite 350 Alpharetta, GA 30005
	3. Telephone Number:	678-368-4157

	4. Fax Number:	678-366-0363

	5. U.S. Tax ID or Social Security #:	20-1450327

B.	Wiring and Delivery Information for Certificated Subscribed Securities The Investor must complete this Section B of the Investor Questionnaire.

1. Incoming Wire Payment Instructions for payment of certificated Subscribed Securities:*
BANK OF NEW YORK ABA: 021000018 Acct Number: XXXXXXX Acct Name: PAR Ref: [JMP Credit Advisors CLO III Proceeds] Attn: Lisa Priestner

     * Pursuant to Section 7 of the Subscription Agreement, payment of the purchase price for Subscribed Securities to be held in certificated form must be made not later than one Business Day prior to the Closing Date.

	2. Wire Receipt Instructions for future distributions on certificated Subscribed Securities:	BANK NAME: City National Bank
BANK ADDRESS: San Francisco, CA
ABA OR CHIPS #: ###-##-####
ACCOUNT NAME: JMP Group LLC
ACCOUNT : XXXXXXXX

3. Delivery Address for any certificate representing certificated Subscribed Securities:	JMP Credit Advisors LLC Attn: Renee Lefebvre
3440 Preston Ridge Road, Suite 350
Alpharetta, GA 30005

4. Payment Information for certificated Subscribed Securities: (a)Name of the bank from which your payment to the Initial Purchaser is being wired (the “Wiring Bank”): City National Bank

(b)Is the Wiring Bank located in the U.S. or another FATF Country? __X_Yes____No If yes, please answer question (c) below.

(c)Are you a customer of the Wiring Bank?

__X_Yes____No

If the answer to the question in either (b) or (c) above is “No,” please contact the Initial Purchaser for additional information that will be required.

C.     Non-U.S. Person/Qualified Institutional Buyer/Accredited Investor Status

         The Investor represents and warrants that the Investor is (check one):

☐	not a U.S. Person (as defined in Regulation S) and is purchasing the Subscribed Securities for its own account and not for the account or benefit of a U.S. Person.

OR

☒	a Qualified Institutional Buyer.

OR

☐	an Accredited Investor.

D.     Qualified Purchaser/Knowledgeable Employee Status

          The Investor represents and warrants that the Investor is (check one):

☒	a Qualified Purchaser.

OR

☐	a Knowledgeable Employee.

OR

☐

a corporation, partnership, limited liability company or other entity (other than a trust, except as otherwise agreed to by the Issuer) each shareholder, partner, member or other equity owner of which is a Qualified Purchaser or a Knowledgeable Employee with respect to the Issuer.

E.     Suitability

1.

The Investor understands that an investment in Subscribed Securities is a leveraged investment in the underlying Assets. In addition, the Investor has indicated which, if any, of the following statements (paragraphs (A) through (D) below) apply to the Investor:

☐     (A)     In connection with evaluating the merits and risks of its prospective investment in the Subscribed Securities, the Investor has relied upon:

N/A
(Name of Purchaser Representative)

and such adviser (the “Purchaser Representative”) has disclosed to the Investor in writing at a reasonable time prior to the Closing Date any material relationship between such Purchaser Representative or its affiliates, on the one hand, and the Issuer or the Initial Purchaser and their respective affiliates, on the other hand, that then exists, that is mutually understood to be contemplated or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

If the Investor has retained a Purchaser Representative in connection with its proposed investment in the Subscribed Securities, the Investor has disclosed to such Purchaser Representative such information concerning the Investor’s financial status, tax status and investment and other financial objectives as is necessary for such Purchaser Representative to have reasonable grounds for believing that the Investor’s investment in the Subscribed Securities is suitable for the Investor given the Investor’s financial situation and needs.

☐     (B)     The Investor currently employs, or has in the past employed, one or more financial consultants, investment advisers or bank trust departments.

☒     (C)     The Investor has specific experience with one or more investments in one or more of (i) asset-backed securities, (ii) investment funds whose assets consist principally of asset-backed securities, bonds, or interests in loans, or (iii) other securities similar to the Subscribed Securities (including experience with how market and other relevant developments affect the value of those investments).

☒     (D)     The Investor regularly receives and considers ideas, suggestions, market views and other information obtained from market professionals, including market professionals whose expertise relates to investments in one or more of (i) asset-backed securities, (ii) investment funds whose assets consist principally of asset-backed securities, bonds, or interests in loans, or (iii) other securities similar to the Subscribed Securities.

2.

The Investor’s financial condition is such that it has no need for liquidity with respect to the Subscribed Securities and no need to dispose of any Subscribed Securities or portion thereof to satisfy any existing or contemplated indebtedness, obligations or other undertaking, and the aggregate amount to be paid by the Investor to purchase the Subscribed Securities is not disproportionate to the Investor’s net worth, and the Investor is able to bear any loss in connection with any Subscribed Securities (including loss of the Investor’s original principal investment):

☒     Yes     ☐     No

3.

The Investor, either alone or with the Investor’s Purchaser Representative identified above, has determined that an investment in the Subscribed Securities, based upon an appropriate characterization thereof for legal, investment, accounting, regulatory and tax purposes, is consistent with any legal investment restrictions applicable to the Investor:

☒     Yes     ☐     No

4.

None of the Issuer or the Initial Purchaser, their respective affiliates, or the respective agents of any of the foregoing is acting as a fiduciary for or an investment adviser (or in any other similar role) to the Investor in connection with the offering and sale of the Subscribed Securities:

☒     Yes     ☐     No

F.	Entity Information (natural persons may skip this Section F of the Investor Questionnaire)

Legal form of entity (corporation, partnership, trust, etc.): Limited Liability Company

Jurisdiction of organization: Delaware

G.	Benefit Plan Investors and Controlling Persons

The purpose of this Section G of the Investor Questionnaire is, among other things, to (i) endeavor to ensure that less than 25% of the total value of the Subordinated Notes issued by the Issuer is held by “Benefit Plan Investors” as contemplated and defined under Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the U.S. Department of Labor’s regulations set forth at 29 C.F.R. Section 2510.3-101 as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”) so that the Issuer will not be subject to the provisions contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) obtain from the Investor certain representations and agreements and (iii) provide the Investor with certain related information with respect to its acquisition, holding or disposition of the Subscribed Securities.

Please be aware that the information contained in this Section G of the Investor Questionnaire is not intended to constitute advice and the examples given below are not intended to be, and are not, comprehensive. The Investor should contact its own counsel if the Investor has any questions in completing this Section G. Capitalized terms not defined in this Investor Questionnaire shall have the meanings ascribed to them in the final Offering Circular of the Issuer or the Indenture.

Please review the information in this Investor Questionnaire and check the box(es) that are applicable to you.

By checking a box, you are representing and warranting as to your status for so long as you hold a Note or interest therein. If a box is not checked, you are representing and agreeing that the applicable answer does not, and will not, apply to you.

1.

Employee Benefit Plans Subject to ERISA or the Code. Is the Investor, or is the Investor acting on behalf of, an “employee benefit plan” within the meaning of Section 3(3) of ERISA that is subject to the fiduciary responsibility provisions of Title I of ERISA or a “plan” within the meaning of Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code?

☐     Yes     ☒     No

Examples: (i) tax qualified retirement plans such as pension, profit sharing and section 401(k) plans, (ii) welfare benefit plans such as accident, life and medical plans, (iii) individual retirement accounts or “IRAs” and “Keogh” plans and (iv) certain tax-qualified educational and savings trusts.

2.

Entity Holding Plan Assets by Reason of Plan Asset Regulations. Is the Investor, or is the Investor acting on behalf of, an entity or fund whose underlying assets include “plan assets” by reason of a Benefit Plan Investor’s investment in such entity?

☐     Yes     ☒     No

Examples: (i) an insurance company separate account, (ii) a bank collective trust fund and (iii) a hedge fund or other private investment vehicle where 25% or more of the total value of any class of its equity is held by Benefit Plan Investors.

If the Investor answered “Yes” to this Question 2 above, please indicate the maximum percentage of the entity or fund that will constitute “plan assets” for purposes of Title I of ERISA or Section 4975 of the Code: ______%.

AN ENTITY OR FUND THAT CANNOT PROVIDE THE FOREGOING PERCENTAGE HEREBY ACKNOWLEDGES THAT FOR PURPOSES OF DETERMINING WHETHER BENEFIT PLAN INVESTORS OWN LESS THAN 25% OF THE TOTAL VALUE OF THE SUBORDINATED NOTES ISSUED BY THE ISSUER, 100% OF THE ASSETS OF THE ENTITY OR FUND WILL BE TREATED AS “PLAN ASSETS.”

ERISA and the regulations promulgated thereunder are technical. Accordingly, if you have any question regarding whether you may be an entity described in this Question 2, you should consult with your counsel.

3.

Insurance Company General Account. Is the Investor, or is the Investor acting on behalf of, an insurance company purchasing the Subscribed Securities with funds from its or their general account (i.e., the insurance company’s corporate investment portfolio), whose assets, in whole or in part, constitute “plan assets” for purposes of the Plan Asset Regulations?

☐     Yes     ☒     No

If the Investor answered “Yes” to this Question 3, please indicate the maximum percentage of the insurance company general account that will constitute “plan assets” for purposes of conducting the 25% test under the Plan Asset Regulations: ____%.

IF YOU DO NOT INCLUDE ANY PERCENTAGE IN THE BLANK SPACE, YOU WILL BE COUNTED AS IF YOU FILLED IN 100% IN THE BLANK SPACE.

4.

None of Sections (1) Through (3) Above Apply. Is the Investor, or is the Investor acting on behalf of, a person that does not fall into any of the categories described in Sections (1) through (3) above?

☒     Yes     ☐     No

5.

No Prohibited Transaction. Any Investor answering “Yes” to Questions 1, 2 or 3, represents, warrants and agrees that its acquisition, holding and disposition of Subscribed Securities does not and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

6.

Not Subject to Similar Law and No Violation of Other Plan Law. If the Investor is a governmental, church, non-U.S. or other plan, the Investor represents, warrants and agrees that (a) it is not, and for so long as it holds the Subscribed Securities or any interest therein, will not be, subject to any federal, state, local or non-U.S. law or regulation that could cause the underlying assets of the Issuer to be treated as assets of the Investor in any Subscribed Security (or interest therein) by virtue of its interest and thereby subject the Issuer and the Collateral Manager (or other persons responsible for the investment and operation of the Issuer’s assets) to laws or regulations that are substantially similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code, and (b) its acquisition, holding and disposition of the Subscribed Securities does not and will not constitute or give rise to a non-exempt violation of any applicable federal, state, local, or non-U.S. law or regulation that is substantially similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code.

7.

Controlling Person. Is the Investor, or is the Investor acting on behalf of any of: (i) any person that has discretionary authority or control with respect to the assets of the Issuer, (ii) any person who provides investment advice for a fee (direct or indirect) with respect to such assets or (iii) any “affiliate” of any of the above persons? “Affiliate” shall have the meaning set forth in the Plan Asset Regulations. Any of the persons described in the first sentence of this Section 7 is referred to in this Investor Questionnaire as a “Controlling Person.”

☒     Yes     ☐     No

Note:     We understand that, for purposes of determining whether Benefit Plan Investors hold less than 25% of the total value of the Subordinated Notes represented by the Aggregate Outstanding Amount thereof, the value of any Subordinated Notes held by Controlling Persons (other than Benefit Plan Investors) are required to be disregarded.

8.	Compelled Disposition. The Investor acknowledges and agrees that:

(i)

if any representation that the Investor made hereunder is subsequently shown to be false or misleading or its beneficial ownership otherwise causes a violation of the 25% Limitation (in any such case the Investor becomes a Non-Permitted ERISA Holder), the Issuer and/or the Co-Issuer shall, promptly after discovery that such person is a Non-Permitted ERISA Holder by the Issuer, the Co-Issuer or the Trustee (and notice to the Issuer or the Co-Issuer, as applicable, by the Trustee if a Trust Officer of the Trustee obtains actual knowledge or by the Issuer or the Co-Issuer if it makes the discovery), send notice to such Non-Permitted ERISA Holder demanding that such Non-Permitted ERISA Holder transfer its interest in the Notes held by such person to a Person that is not a Non-Permitted ERISA Holder within 10 days of the date of such notice;

(ii)

if the Investor fails to transfer its Subscribed Securities, the Issuer shall have the right, without further notice to the Investor, to sell its Subscribed Securities or its interest in the Subscribed Securities, to a purchaser selected by the Issuer that is not a Non-Permitted ERISA Holder on such terms as the Issuer may choose;

(iii)

the Issuer may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Subscribed Securities and selling such securities to the highest such bidder. However, the Issuer may select a purchaser by any other means determined by it in its sole discretion;

(iv)	by the Investor’s acceptance of an interest in the Subscribed Securities, the Investor agrees to cooperate with the Issuer and the Trustee to effect such transfers;

(v)	the proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Investor; and

(vi)

the terms and conditions of any sale under this sub-section shall be determined in the sole discretion of the Issuer, and none of the Issuer, the Co-Issuer, the Trustee or the Collateral Manager shall be liable to the Investor as a result of any such sale or the exercise of such discretion.

9.

Required Notification and Agreement. The Investor hereby agrees that the Investor (a) will inform the Issuer and the Trustee if any representation herein becomes untrue and (b) will not transfer any Subscribed Securities or any specified portion thereof to a Benefit Plan Investor or a Controlling Person unless such transfer will not result in Benefit Plan Investors holding 25% or more of the total value of the Subordinated Notes.

10.

Continuing Representation; Reliance. The Investor acknowledges and agrees that the representations and warranties contained in this Investor Questionnaire shall be deemed made on each day from the date the Investor makes such representations and warranties through and including the date on which the Investor disposes of its interests in the Subscribed Securities. The Investor understands and agrees that the information supplied in this Investor Questionnaire will be used and relied upon by the Issuer, the Co-Issuer and the Trustee to determine that Benefit Plan Investors own or hold less than 25% of the total value of the Subscribed Securities upon any subsequent transfer of the Subscribed Securities in accordance with the Indenture.

11.

Further Acknowledgement and Agreement. The Investor acknowledges and agrees that (i) all of the representations, warranties and assurances contained in this Investor Questionnaire are for the benefit of the Issuer, the Co-Issuer, the Trustee, the Initial Purchaser, and the Collateral Manager as third party beneficiaries hereof, (ii) copies of this Investor Questionnaire and any information contained herein may be provided to the Issuer, the Trustee, the Initial Purchaser, the Collateral Manager, affiliates of any of the foregoing parties and to each of the foregoing parties’ respective counsel for purposes of making the determinations described above and (iii) any acquisition or transfer of the Subscribed Securities by the Investor that is not in accordance with the provisions of this Investor Questionnaire shall be null and void from the beginning, and of no legal effect.

12.

Transferee Letter and its Delivery. We acknowledge and agree that we may not transfer any Subscribed Securities to any person unless the Issuer and the Trustee have received a certificate substantially in the form of this Investor Questionnaire. Any attempt to transfer in violation of this section will be null and void from the beginning, and of no legal effect.

H.	Related Parties

1.	To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Issuer?

☐     Yes     ☒     No

2.

Will any other person or persons have a beneficial interest in the Subscribed Securities to be acquired hereunder (other than as a shareholder, partner or other beneficial owner of equity interests in the Investor)?

☐     Yes     ☒     No

If either question above was answered “Yes,” please describe the nature of the applicable relationship(s) in space provided below:

I.	Cayman Islands

Is the Investor a member of the public in the Cayman Islands?

☐     Yes     ☒     No

J.	Reg Y Institution

Is the Investor a Reg Y Institution?

☐     Yes     ☒     No

K.	Tax Status

The Investor is either (please check one):

☒	a United States person within the meaning of Section 7701(a)(30) of the Code, and a properly completed and signed Internal Revenue Service Form W-9 (or applicable successor form) is attached hereto

or

☐

not a United States person within the meaning of Section 7701(a)(30) of the Code, and a properly completed and signed Internal Revenue Service Form W-8 (or applicable successor form) is attached hereto.

The Investor agrees to provide, if requested, any additional information that may be required to substantiate the Investor’s status as certified in Sections C and D above or to determine compliance with ERISA and/or Section 4975 of the Code or to otherwise determine its eligibility to purchase Subscribed Securities of the Issuer.

Signature:

JMP Credit Advisors LLC
(Name of Entity)

By: /s/ Renee Lefebvre
(Signature)

By: Renee Lefebvre, Managing Director
(Print Name and Title)

Date: September 26, 2014

Signature Page

Annex A

DEFINITIONS

“Accredited Investor” means:

A.

Any bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); any insurance company as defined in Section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of ERISA if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

B.	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

C.

Any organization described in Section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

D.	Any director, executive officer, or general partner of the Issuer, or any director, executive officer, or general partner of a general partner of the Issuer;

E.	Any natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1,000,000;

F.

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

G.

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act; and

H.	Any entity in which all of the equity owners are accredited investors.

“Affiliated Management Person” means an “affiliated person”, as such term is defined in Section 2(a)(3) of the Investment Company Act, that manages the investment activities of an entity that, but for the exception provided for in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, would be an investment company.

“Benefit Plan Investor” means (a) an “employee benefit plan” (as defined in Section 3(3) of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to the fiduciary responsibility provisions under Title I of ERISA, (b) any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) that is subject to Section 4975 of the Code or (c) any entity whose underlying assets include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity.

“Controlling Person” means any person (other than a Benefit Plan Investor) who has discretionary authority or control over the assets of the Issuer or any person who provides investment advice for a fee, direct or indirect, with respect to such assets, or any affiliate of such a person. For purposes of the foregoing, an “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. “Control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

“FATF Country” means each country that is a member of the Financial Action Task Force on Money Laundering, which, as of the date hereof, includes the following: Argentina, Australia, Austria, Belgium, Brazil, Canada, China, Denmark, European Commission, Finland, France, Germany, Greece, Gulf Co-operation Council, Hong Kong, Iceland, India, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Republic of Korea, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

“Investments” means any or all (1) securities (as defined in Section (2)(a)(1) of the Securities Act), except for securities of issuers that control, are controlled by or are under common control with the Investor (“Control Securities”) unless (A) the issuer of the Control Securities is itself a registered or private investment company, a commodity pool of a company that would be an investment company but for the exclusions provided by Section 3(c)(1) through 3(c)(9) of the Investment Company Act or the exemptions from the definition of investment company provided by Rule 3a-6 or Rule 3a-7 under the Investment Company Act, (B) the Control Securities represent securities of an issuer that files reports pursuant to Section 13 or 15(d) of the Exchange Act, (C) the issuer of the Control Securities has a class of securities listed on a “designated offshore securities market” as such term is defined under Regulation S or (D) the issuer of the Control Securities is a company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles), as reflected in the company’s most recent financial statements (provided such financial statements present the information as of a date within 16 months of the date of the Investor’s purchase of Investments); (2) futures contracts or options thereon held for investment purposes, (3) physical commodities held for investment purposes; (4) swaps and other similar financial contracts entered into for investment purposes; (5) real estate held for investment purposes; and (6) cash and cash equivalents held for investment purposes.

“Knowledgeable Employee” with respect to the Issuer means any natural person who is:

A.

an executive officer, director, trustee, general partner, advisory board member, or person serving in a similar capacity, of the Issuer or an Affiliated Management Person (as defined above) of the Issuer; or

B.

an employee of the Issuer or an Affiliated Management Person of the Issuer (other than an employee performing solely clerical, secretarial or administrative functions with regard to such company or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of (1) the Issuer, (2) other entities that, but for the exception provided for in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, would be investment companies, or (3) investment companies the investment activities of which are managed by such Affiliated Management Person of the Issuer, provided that such employee has been performing such functions and duties for or on behalf of the Issuer or the Affiliated Management Person of the Issuer, or substantially similar functions or duties for or on behalf of another company for at least 12 months.

“Qualified Purchaser” means:

A.

a natural person (including any person who holds a joint, community property, or other similar shared ownership interest in an issuer that is excepted under Section 3(c)(7) of the Investment Company Act with that person’s qualified purchaser spouse) who owns not less than U.S.$5,000,000 in “Investments” (as defined above) and as valued in accordance with Rule 2a51-1 of the Investment Company Act (including, without limitation, after deducting from the amount of such investments the amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring such investments) (including investments held (1) jointly with such person’s spouse, or in which such person shares with such person’s spouse a community property or similar shared ownership interest and (2) in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person);

B.

a company that (1) owns not less than U.S.$5,000,000 in Investments as valued in accordance with such Rule 2a51-1 (including, without limitation, after deducting from the amount of such investments the amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring such investments) that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons and (2) was not formed for the specific purpose of acquiring Subscribed Securities of the Issuer unless each beneficial owner of the Investor’s securities is a Qualified Purchaser;

C.

a trust that is not covered by clause B. above and that was not formed for the specific purpose of acquiring the securities offered, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in clause A. or B. above or in clause D. below.

D.

a person, acting for its own account or the account of other Qualified Purchasers, who (1) in the aggregate owns and invests on a discretionary basis, not less than U.S.$25,000,000 in Investments as valued in accordance with such Rule 2a51-1 (including, without limitation, after deducting from the amount of such investments the amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring such investments) (including Investments owned by majority-owned subsidiaries of the company and Investments owned by a company (a “Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company) and (2) was not formed for the specific purpose of acquiring Subscribed Securities of the Issuer unless each beneficial owner of the Investor’s securities is a Qualified Purchaser;

E.

a “qualified institutional buyer” within the meaning of Rule l44A(a) promulgated under the Securities Act, acting for its own account, the account of another qualified institutional buyer or the account of a Qualified Purchaser; provided (1) that a dealer described in paragraph (a)(l)(ii) of Rule 144A shall own and invest on a discretionary basis at least U.S.$25,000,000 in securities of issuers that are not affiliated persons of the dealer, and (2) that a plan referred to in paragraph (a)(1)(i)(D) or (a)(i)(1)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, will not be deemed to be acting for its own account if investment decisions with respect to the plan are made by the beneficiaries of the plan, except with respect to investment decisions made solely by the fiduciary, trustee or sponsor of such plan; or

F.

an entity in which each beneficial owner of the Investor’s securities is a Qualified Purchaser. If the Investor is a U.S. resident and is an entity that, but for the exception provided for in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, would be an investment company (hereinafter in this paragraph referred to as an “excepted investment company”) (i) all of the beneficial owners of outstanding securities (other than short-term paper) of the Investor (such beneficial owners determined in accordance with Section 3(c)(1)(A) of the Investment Company Act) that acquired such securities on or before April 30, 1996 (hereinafter in this paragraph referred to as “pre-amendment beneficial owners”) have consented to the Investor’s treatment as a Qualified Purchaser in accordance with Section 2(a)(51)(C) of, and Rule 2a51-2 promulgated under, the Investment Company Act, and (ii) all pre-amendment beneficial owners of the outstanding securities (other than short-term paper) of any excepted investment company that, directly or indirectly, owns any outstanding securities of the Investor have consented to the Investor’s treatment as a Qualified Purchaser in accordance with Section 2(a)(51)(C) of, and Rule 2a51-2 promulgated under, the Investment Company Act.

“Reg Y Institution” means a person that is, or is controlled by a person that is, subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System of the United States or any successor to such regulation, but excludes, in any event, (a) any “qualifying foreign banking organization” within the meaning of Regulation Y of the Board of Governors of the Federal Reserve System (12 C.F.R. Section 211.23) that has booked its investment in the Subscribed Securities outside the United States and (b) any financial holding company or subsidiary of a financial holding company authorized to engage in merchant banking activities pursuant to Section 4(k)(4)(H) of the Bank Holding Company Act of 1956, as amended.